Exhibit 10.1

Execution Version

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of March 25, 2021, by and among Crestwood Midstream Partners LP, a Delaware limited partnership (the “Borrower”), the guarantors party hereto (the “Guarantors”), the financial institutions listed on the signature pages hereof and Wells Fargo Bank, National Association, as Administrative Agent, with respect to that certain Second Amended and Restated Credit Agreement, dated as of October 16, 2018, by and among the Borrower, the lenders party thereto, the Administrative Agent and the other agents party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as modified by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement as modified by this Amendment.

WHEREAS, Crestwood Equity Partners intends to consummate a transaction or series of transactions whereby Crestwood Equity Partners and certain third-party investors will acquire, directly or indirectly, substantially all of the equity interests and/or assets of Crestwood Holdings LLC and certain of its Subsidiaries. Pursuant to such acquisition, (x) certain third party investors will acquire a portion of the common and/or subordinated units of Crestwood Equity Partners owned by Crestwood Holdings LLC and/or certain of its Subsidiaries (the “CEQP Units”), (y) Crestwood Equity Partners will acquire, directly or indirectly, the remaining portion of such CEQP Units (clauses (x) and (y), the “Unit Purchase”) and (z) Crestwood Equity Partners will acquire, directly or indirectly, 100% of the issued and outstanding general partnership interests in Crestwood Equity Partners (the “GP Units”);

WHEREAS, in order to finance Crestwood Equity Partners’ acquisition of its portion of the CEQP Units and 100% of the GP Units and to pay certain fees and expenses in connection therewith, the Borrower intends to (i) make a Revolving Facility Borrowing and (ii) make distributions and/or dividends of the proceeds thereof, together with cash on hand, to its direct or indirect parent entities, including Crestwood Equity Partners (the “Dividend Transaction” and, together with the transactions described in the immediately preceding paragraph, the “Third Amendment Transactions”);

WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Existing Credit Agreement in order to permit the Third Amendment Transactions thereunder; and

WHEREAS, the Lenders party hereto, which, for the avoidance of doubt, constitute the Required Lenders under the Existing Credit Agreement, have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Third Amendment Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by inserting the following defined terms in the appropriate alphabetical order:

“Third Amendment” shall mean the Third Amendment to this Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

“Third Amendment Effective Date” shall have the meaning assigned to such term in the Third Amendment.

“Third Amendment Transactions” shall have the meaning assigned to such term in the Third Amendment.

(ii) by amending and restating the following defined terms in their entirety as follows:

“A “Change in Control” shall be deemed to occur upon the occurrence of any of the following: (i) Crestwood Equity Partners ceases to own and control, directly or indirectly, 100% of the outstanding Equity Interests of the Borrower; (ii) any Person or group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as in effect on the Closing Date), other than any combination of Permitted Holders (or a single Permitted Holder), shall acquire, directly or indirectly, in the aggregate Equity Interests representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Crestwood Equity Partners; (iii) a “Change in Control” or similar event shall occur under the Existing Notes Indentures or any other Permitted Junior Debt that is Material Indebtedness; (iv) Crestwood GP ceases to be the sole general partner of the Borrower, (v) Crestwood Equity GP ceases to be the sole general partner of Crestwood Equity Partners or (vi) any combination of Permitted Holders (or a single Permitted Holder) or Crestwood Equity Partners ceases to directly or indirectly own and control 100% of the outstanding Equity Interests of Crestwood Equity GP.”

““Permitted Holder” shall mean each of the Sponsors and the Sponsor Affiliates prior to the consummation of the entirety of the Third Amendment Transactions.”

(b) Clause (b)(i) of Section 3.09 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof as follows:

“provided that, for the avoidance of doubt, this Section 3.09(b)(i) shall not restrict the Third Amendment Transactions.”

(c) Section 6.06 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (h) thereof, replacing the “.” at the end of clause (i) thereof with “; and” and inserting a new clause (j) at the end thereof as follows:

“(j) the Borrower may make dividends or other distributions in respect of its Equity Interests for the purpose of consummating the Third Amendment Transactions in an aggregate amount up to $275.0 million (which amount may include proceeds of a Revolving Facility Borrowing).”

(d) Clause (b)(ii) of Section 6.09 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof as follows:

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“provided that, for the avoidance of doubt, this Section 6.09(b)(ii) shall not restrict any Third Amendment Transaction effected pursuant to Section 6.06(j).”

2. Condition to Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on or before April 9, 2021, that:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(b) the Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders that consents to this Amendment by executing and delivering a counterpart signature page to this Amendment on or before 5:00 p.m. (New York City time) on March 25, 2021, a fee in an amount equal to 0.05% of each such approving Lender’s Revolving Facility Commitment on and as of the Third Amendment Effective Date; and

(c) substantially contemporaneously with the effectiveness hereof, the Unit Purchase shall have been consummated and the Borrower shall have delivered a certificate to the Administrative Agent so confirming, such certificate to be definitive and binding evidence thereof.

3. Reference to and Effect on the Credit Agreement.

(a) On the Third Amendment Effective Date, each reference to the Credit Agreement in the Credit Agreement, the Parent Guarantee or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Crestwood Equity Partners and each Loan Party hereby (i) acknowledges the terms of this Amendment; (ii) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and the Parent Guarantee, as applicable, and agrees that each Loan Document, the Parent Guarantee and all other documents, instruments and agreements executed and/or delivered in connection therewith remain in full force and effect as expressly modified hereby; (iii) represents and warrants to the Lenders that as of the Third Amendment Effective Date no Default or Event of Default has occurred and is continuing and (iv) represents that the representations and warranties of Crestwood Equity Partners and each Loan Party contained in any Loan Document and the Parent Guarantee, as applicable, are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) Upon the Third Amendment Effective Date, this Amendment shall be a Loan Document for all purposes.

4. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

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5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CRESTWOOD MIDSTREAM PARTNERS LP, as the Borrower By: CRESTWOOD MIDSTREAM GP LLC, its General Partner

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD EQUITY PARTNERS LP By: CRESTWOOD EQUITY GP LLC, its General Partner

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

Subsidiary Guarantors:

CMLP TRES MANAGER LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CMLP TRES OPERATOR LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

ARROW MIDSTREAM HOLDINGS, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

Signature Page to Third Amendment

Crestwood Midstream Partners LP

ARROW PIPELINE, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

ARROW FIELD SERVICES, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

ARROW WATER, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD CRUDE SERVICES LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD MIDSTREAM OPERATIONS LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

FINGER LAKES LPG STORAGE, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD CRUDE LOGISTICS LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD CRUDE TERMINALS LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

Signature Page to Third Amendment

Crestwood Midstream Partners LP

CRESTWOOD DAKOTA PIPELINES LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD CRUDE TRANSPORTATION LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD OHIO MIDSTREAM PIPELINE LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD PIPELINE LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD PANHANDLE PIPELINE LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD ARKANSAS PIPELINE LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD APPALACHIA PIPELINE LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

Signature Page to Third Amendment

Crestwood Midstream Partners LP

CRESTWOOD MARCELLUS PIPELINE LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD MARCELLUS MIDSTREAM LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

E. MARCELLUS ASSET COMPANY, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD GAS SERVICES OPERATING LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD GAS SERVICES OPERATING GP LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

COWTOWN GAS PROCESSING PARTNERS L.P. By: CRESTWOOD GAS SERVICES OPERATING GP LLC, its General Partner

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

Signature Page to Third Amendment

Crestwood Midstream Partners LP

COWTOWN PIPELINE PARTNERS L.P. By: CRESTWOOD GAS SERVICES OPERATING GP LLC, its General Partner

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD MIDSTREAM FINANCE CORP.

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD OPERATIONS LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD SERVICES LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD SALES & SERVICE INC.

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

STELLAR PROPANE SERVICE, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD TRANSPORTATION, LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

Signature Page to Third Amendment

Crestwood Midstream Partners LP

ARROW WATER SERVICES LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

CRESTWOOD ENERGY SERVICES LLC

By	/s/ Robert Halpin
Name: Robert Halpin
Title: EVP & CPO

Signature Page to Third Amendment

Crestwood Midstream Partners LP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

BANK OF AMERICA, N.A., as Lender

By	/s/ Ronald E. McCraig
Name: Ronald E. McCraig
Title: Managing Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

BARCLAYS BANK PLC, as Lender

By	/s/ Syndey G. Dennis
Name: Syndey G. Dennis
Title: Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

CITIBANK, N.A., as Lender

By	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP

JPMorgan Chase Bank, N.A., as Lender

By	/s/ Michael A. Harvey
Name: Michael A. Harvey
Title: Authorized Officer

Signature Page to Third Amendment

Crestwood Midstream Partners LP

Royal Bank of Canada, as Lender

By	/s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

Signature Page to Third Amendment

Crestwood Midstream Partners LP

TRUIST BANK, as Lender

By	/s/ Samantha Sanford
Name: Samantha Sanford
Title: Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP

Morgan Stanley Bank, N.A., as Lender

By	/s/ Tim Kok
Name: Tim Kok
Title: Authorized Signatory

Signature Page to Third Amendment

Crestwood Midstream Partners LP

Morgan Stanley Senior Funding, Inc., as Lender

By	/s/ Tim Kok
Name: Tim Kok
Title: Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP

ABN AMRO CAPITAL USA LLC, as Lender

By	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By	/s/ Matt Worstell
Name: Matt Worstell
Title: Executive Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By	/s/ Kristin Oswald
Name: Kristin Oswald
Title: Senior Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

COMERICA BANK, as Lender

By	/s/ Robert Kret
Name: Robert Kret
Title: Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP

BBVA USA, as Lender

By	/s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP

Citizens Bank, N.A., as Lender

By	/s/ Peter Panos
Name: Peter Panos
Title: Managing Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

REGIONS BANK, as Lender

By	/s/ David Valentine
Name: David Valentine
Title: Managing Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

MUFG Bank, Ltd., as Lender

By	/s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Authorized Signatory

Signature Page to Third Amendment

Crestwood Midstream Partners LP

U.S. Bank National Association, as Lender

By	/s/ John C. Lozano
Name: John C. Lozano
Title: Senior Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

The Toronto-Dominion Bank, New York Branch, as Lender

By	/s/ Brian MacFarlane
Name: Brian MacFarlane
Title: Authorized Signatory

Signature Page to Third Amendment

Crestwood Midstream Partners LP

Bank of Midwest, a division of fNBH Bank, as Lender

By	/s/ Sarah E. Burchett
Name: Sarah E. Burchett
Title: Managing Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

CIT Bank, N.A., as Lender

By	/s/ Sean M. Murphy
Name: Sean M. Murphy
Title: Managing Director

Signature Page to Third Amendment

Crestwood Midstream Partners LP

The Huntington National Bank, as Lender

By	/s/ Cameron Hinojosa
Name: Cameron Hinojosa
Title: Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP

Enterprise Bank & Trust, as Lender

By	/s/ Aaron Wiens
Name: Aaron Wiens
Title: Vice President

Signature Page to Third Amendment

Crestwood Midstream Partners LP